Exhibit 10.1
IN THE MATTER OF
THE MEGA LIFE AND HEALTH INSURANCE COMPANY
State of Oklahoma
MID-WEST NATIONAL LIFE INSURANCE COMPANY OF TENNESSEE
State of Texas
THE CHESAPEAKE LIFE INSURANCE COMPANY
State of Oklahoma
SETTLEMENT AGREEMENT
          This Settlement Agreement (“Agreement”) is entered into as of this 26th day of August, 2009 by and between The MEGA Life and Health Insurance Company, Mid- West National Life Insurance Company of Tennessee and The Chesapeake Life Insurance Company (collectively, the “Company”) and the Commissioner of the Massachusetts Division of Insurance.
     A. Background and Recitals
1.	The MEGA Life and Health Insurance Company (“MEGA”) is and has been a licensed insurance company domiciled in the State of Oklahoma.

2.	Mid-West National Life Insurance Company of Tennessee (“Mid-West”) is and has been a licensed insurance company domiciled in the State of Texas.

3.	The Chesapeake Life Insurance Company (“Chesapeake”) is and has been a licensed insurance company domiciled in the State of Oklahoma.

4.	All three (3) Companies are subsidiaries of HealthMarkets, Inc. (“HealthMarkets”), a Delaware corporation, with its principal place of business in North Richland Hills, Texas. Any other current, after acquired or formed insurance company subsidiaries, affiliates or agencies of HealthMarkets licensed by the Massachusetts Division of Insurance (“Division”) are likewise bound by any continuing conditions imposed on the Company pursuant to this Agreement.

5.	On November 6, 2003, the Division called a limited scope market conduct examination of MEGA. This examination was confined to review the following standards in small group health insurance: company operations/management, complaint handling, marketing and sales, certificate holder service and underwriting and rating.

6.	On January 12, 2005, as a result of the preliminary findings from the examination referenced in the previous paragraph, the Division called a limited scope market conduct examination of MEGA, Mid-West and Chesapeake. This examination was confined to a review of the claims handling practices in small group health insurance.

7.	As a result of the findings from these examinations, the Division engaged in extensive discussions with the Company with respect to the findings, a plan of corrective action by the Company to address those findings for the benefit of the Company’s current and former certificate holders, and a means of providing for the enforcement of such a plan. An examination report concerning the limited scope market conduct examination of MEGA’s, Mid-West’s and Chesapeake’s claims handling practices examination was released concurrently with a Regulatory Settlement Agreement (RSA) in December 2006.

8.	During the two-year period following the RSA, the Division continued monitoring of the Company’s activities and implementation of the RSA requirements. Such monitoring included members of the examination team conducting periodic reviews of randomly selected files. Monitoring also included meetings with Company senior management to discuss compliance with the RSA.

9.	On January 12, 2009, the Division commenced re-examination of certain key provisions of the RSA. An examination report concerning this re-examination is being released concurrently with this Agreement.
B. Provisions
1.	The Company will submit notice necessary to discontinue voluntarily sales of health benefit plans to eligible individuals and eligible small businesses in the Massachusetts market pursuant to the provisions of 211 CMR 66.05 (3) and will not offer any new health benefit plan in the Commonwealth of Massachusetts, as defined under M.G.L. c. 176J, Section 1 on or after October 1, 2009 for a period of three years.

2.	The Company may continue to renew all existing health benefit plans and honor all existing contracts according to all relevant statutory and regulatory requirements as required under M.G.L. c. 176J, Section 4(c). Neither this Agreement nor any of the relief to be offered under this Agreement shall be interpreted to alter in any way the contractual items of any policy/certificate nor to reduce or increase any rights provided by federal statute including the Federal Health Insurance Portability and Accountability Act of 1996.

3.	After the expiration of the three year period, the Company may submit to the Division a business plan to offer health benefits plans that meets the Division’s approval, said approval not to be unreasonably withheld.

4.	The Company may continue to offer the following types of health insurance plans that are excepted from the definition of a “health benefit plan” under M.G.L. c. 176J, Section 1: accident only; dental only; vision only; hospital indemnity plans; specified disease; disability income products; and any other health insurance plan that may be now or later excepted from the definition of “health benefit plan.” These types of health insurance plans were not the subject of the December 2006 RSA. In addition, the Company may continue to offer any type of life insurance for which it is licensed in Massachusetts.

5.	The Company must refer all producer activities that lead to any disciplinary action against a producer, including termination of a producer’s appointment, to the Division’s Special Investigations Unit (“SIU”) for a period of two years following the execution of this Agreement. Said disciplinary action is that taken according to the business rules in effect at the Company at the time of the action.

6.	The Company must contact those insureds whose health benefit plan was issued in Massachusetts on or after May 1, 2005 and who meet both of the following conditions, regardless of whether the person is currently covered by a Company health benefit plan: a) those insureds who were not contacted through a Benefit Confirmation Call (BCP) or confirmation letter (except for those insureds who were not contacted because they cancelled their insurance coverage prior to the date they should have received a BCP call or letter) and b) those insureds who had claims on certificates issued that were denied in total without payment based on certain remark codes (as set forth in Exhibit 1). The purpose of this contact is to confirm the insured’s understanding of the product and reevaluate any claims where the insured can establish they had a good faith basis for believing that the claims were not processed correctly.
a.	Beginning no later than the sixtieth day following the execution of this Agreement, the Company shall begin mailing notices (set forth in Exhibit 2) to all of the applicable insureds advising that they may request a reassessment of totally denied claims. The mailing will be conducted in three phases with thirty days, or the next business day, between each phase. With respect to any insureds whose mailed notice is undeliverable, the Company shall provide the Division with evidence that the efforts to locate insureds are rigorous and thorough. Such efforts shall include the use of or consultation with third parties or their databases, additional letter forwarding services offered by the United States Postal Service, and coordination with the Division. The Company will conduct a fourth mailing thirty days after the third phase to re-send to insureds whose notice was returned as undeliverable.
b.	Notice to applicable insureds whose coverage was issued on or after May 15, 2009, will be sent in the fourth phase as described above.

c.	Insureds are to mail a Claims Reassessment Form (as set forth in Exhibit 3) postmarked no later than sixty-seven days from the date the Company mailed the notice.

d.	The Company will complete the reassessment pursuant to the processes and timeframes as agreed to between the Division and the Company (as set forth in Exhibits 4).

e.	The Company will maintain records for this reassessment process and will submit monthly reports to the Division.
The Division shall monitor the claim reassessment process and shall conduct reviews of decisions in the manner and at such intervals as it deems appropriate.

7	The Division will monitor the Company’s compliance with this Agreement. The Company agrees no later than ten business days after the end of the month beginning with the October 2009 month end report, to submit monthly reports to the Division (or less frequently as agreed with the Division) with respect to SIU referrals as described in Section B.5 above and the claims reassessment process as described in Section B.6 above. The Division, in its discretion, may conduct re-examination(s) of the issues addressed by this Agreement.

8.	The reasonable costs of the Division in monitoring the Company’s compliance with the Agreement, including, but not limited to, the cost of conducting any reviews, monitoring of monthly reports submitted by the Company or re-examination(s) provided for by the Agreement, shall be paid by the Company.

9.	The Company does not admit, deny or concede any actual or potential fault, wrongdoing, liability or violation of law in connection with any facts or claims that have been or could have been alleged against it, but considers it desirable for this matter to be resolved.

10.	The Company is entering into this Agreement in order to resolve all issues stemming from the December 2006 RSA between the Company and the Division and to resolve all issues identified in the subsequent reviews and/or re-examinations conducted through February 2009.

11.	The Company will continue to comply with the requirements of the December 2006 RSA related to Company operations and management,

complaint and grievance handling, marketing and sales, certificate holder services, underwriting and rating, and claims processing as such requirements pertain to the business that the Company continues to issue and/or renew after this Agreement is executed. The Company, however, will not be implementing a new claims processing system, but rather has made modifications to its existing system to resolve the issues identified in part B.6.b of the December 2006 RSA.
12.	In the event that subsequent to the date of the execution of this Agreement, the Company and/or its parent settles any matter not specifically covered by this Agreement with any other State on a multi-state basis, the Division is not precluded from participating in any such multi-state regulatory settlement agreement. Such participation does not void the Company’s obligations under this Agreement.

13.	The Company shall remit the sum of $2,000,000 to the Massachusetts Division of Insurance within ten business days of the execution of this Agreement.

14.	This Agreement may be signed in multiple counterparts, each of which shall constitute a duplicate original, but which taken together shall constitute but one and the same instrument.

15.	This Agreement shall be governed by and interpreted according to laws of the Commonwealth of Massachusetts.

16.	The signatories hereto represent and warrant that they have full authority to execute this Agreement on behalf of the parties herein.
C. Remedies
1.	In order to encourage timely implementation of the terms of this Agreement, the Division may impose an additional penalty of up to $3,000,000. The Division, after appropriate examination(s), expects the Company to be in compliance with this Agreement in various stages over the three years following its execution as follows:
a.	If the Company fails to make SIU referrals as required by Section B.5. above for a period of two years following the execution of this Agreement, the Division may impose a penalty of up to $1,500,000.

b.	If the Company fails to make monthly reporting the Division may impose a penalty of up to $500,000.

c.	The reassessment of certain claims should be completed on or about 280 days from the effective date of this agreement unless the parties have extended this date. Failure to complete this reassessment may result in a penalty of up to $1,000,000. This requirement shall be measured by a tolerance level of 4%.
2.	In addition to the other penalties applicable pursuant to this Agreement the Division retains the right to impose any other regulatory penalty otherwise available by law, including fines, with respect to the Company’s willful violation of the terms of this Agreement or any other violation of law not addressed in this Agreement.

3.	The enforcement of any fine imposed hereunder and the findings upon which any such fine are based shall be subject to judicial review as otherwise provided by law.
[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

THE MEGA LIFE AND HEALTH INSURANCE COMPANY
BY:	/s/ PHILLIP J. HILDEBRAND
Phillip J. Hildebrand,
President and Chief Executive Officer

August 26, 2009

MID-WEST NATIONAL LIFE INSURANCE COMPANY OF TENNESSEE
BY:	/s/ PHILLIP J. HILDEBRAND
Phillip J. Hildebrand,
President and Chief Executive Officer

August 26, 2009

THE CHESAPEAKE LIFE INSURANCE COMPANY
BY:	/s/ PHILLIP J. HILDEBRAND
Phillip J. Hildebrand,
President and Chief Executive Officer

August 26, 2009

MASSACHUSETTS DIVISION OF INSURANCE
BY:	/s/ NONNIE S. BURNES
Nonnie S. Burnes,
Commissioner of Insurance

August 26, 2009

Exhibit 1
Massachusetts Claims Reassessment Remark Codes

Code	Description

02	PERSONAL/CONVENIENCE ITEMS, TAKE-HOME DRUGS ARE NOT ELIGIBLE. REFER TO EXCLUSIONS AND LIMITIATIONS IN YOUR PLAN.

03	CHARGES FOR BLOOD, PLASMA OR BLOOD DERIVATIVES ARE NOT ELIGIBLE. REFER TO EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

05	ONLY ONE SURGICAL PROCEDURE THRU ONE INCISION IS ELIGIBLE. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

06	ONLY ONE PHYSICIAN VISIT PER DAY IS ELIGIBLE.REFER TO THE CERTIFICATE SCHEDULE PAGE.

07	ONLY ONE SPINAL MANIPULATION EXPENSE IS ELIGIBLE PER MONTH. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

08	CHARGES EXCEED THE MAXIMUM SET FORTH IN YOUR CERTIFICATE. REFER TO THE CERTIFICATE SCHEDULE PAGE.

15	THESE CHARGES ARE NOT ELIGIBLE UNDER YOUR PLAN. CHARGES FOR BENEFITS NOT SPECIFICALLY LISTED IN YOUR PLAN ARE INELIGIBLE

16	ROUTINE PHYSICALS AND / OR IMMUNIZATIONS ARE NOT COVERED. REFER TO THE DEFINITION OF A COVERED EXPENSE IN YOUR PLAN.

17	ROUTINE WELL BABY CARE AND/OR IMMUNIZATIONS ARE NOT ELIGIBLE REFER TO THE DEFINITION OF A COVERED EXPENSE IN YOUR PLAN.

19	CONTRACEPTIVE MANAGEMENT IS INELIGIBLE. REFER TO THE DEFINITION OF A COVERED EXPENSE IN YOUR PLAN.

20	OUT-PATIENT TREATMENT CHARGES ARE NOT ELIGIBLE UNDER YOUR BASE PLAN. REFER TO EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

22	THE FIRST DATE OF TREATMENT WAS NOT RECEIVED WITHIN THE LIMITATIONS LISTED IN YOUR POLICY/CERTIFICATE.

23	OUTPATIENT EXPENSES NOT SPECIFICALLY LISTED IN YOUR PLAN ARE NOT COVERED.

24	REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN. MENTAL AND/OR NERVOUS DISORDERS ARE NOT ELIGIBLE.

25	NO BENEFITS ARE PROVIDED FOR NORMAL PREGNANCY. REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

29	THIS DATE OF SERVICE EXCEEDS THE MAXIMUM DAYS OF TREATMENT LIMITATIONS LISTED IN YOUR POLICY/CERTIFICATE.

32	ATTENDING PHYSICIAN VISITS MUST BE BY A PHYSICIAN OTHER THAN THE SURGEON. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

33	DOCTOR VISITS ARE LIMITED TO FORTY VISITS PER ILLNESS OR INJURY
HM copy of Remark Codes- MA Claims Reassessment project used in 2007

Exhibit 1
Massachusetts Claims Reassessment Remark Codes

Code	Description

36	THE MAXIMUM BENEFIT ALLOWED FOR THIS TYPE OF SERVICE HAS PREVIOUSLY BEEN PAID. REFER TO THE CERTIFICATE SCHEDULE PAGE

42	CHARGES ARE INELIGIBLE ACCORDING TO YOUR PLAN DEFINITION OF PRE-EXISTING CONDITIONS. REFER TO DEFINITIONS IN YOUR PLAN.

46	THIS LOSS IS EXCLUDED UNDER THE CONTRACT PROVISIONS TITLED “EXCLUSIONS AND LIMITATIONS”.

47	CHARGES NOT ELIGIBLE AS THE CONDITION IS RELATED TO THE SPECIAL EXCEPTIONS ENDORSEMENT/WAIVER ATTACHED TO YOUR PLAN.

49	CHARGES FOR PRE-NATAL AND/OR POST-NATAL CARE ARE NOT COVERED REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

51	ELECTIVE STERILIZATIONS ARE NOT ELIGIBLE. REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

52	MANIPULATIONS, HEAT AND/OR ULTRA SOUND SERVICES ARE NOT COVERED. REFER TO EXCLUSIONS AND LIMITAIONS IN YOUR PLAN.

54	MEDICINES AND/OR DRUGS ARE NOT COVERED. REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

59	SURGERY PERFORMED IN THE PHYSICIANS OFFICE IS NOT COVERED. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

63	PATHOLOGY AND RADIOLOGY, INCLUDING INTERPRETATIONS ARE INELIGIBLE. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

66	THERE IS A 12 MONTH WAITING PERIOD FOR THIS SERVICE.

82	TREATMENT OF A SICKNESS IS NOT COVERED FOR THE FIRST 30 DAYS OF COVERAGE.

89	NOT ELIGIBLE UNDER YOUR ACCIDENT PLAN OR SPECIFIED DISEASE RIDER. REFER TO BENEFITS SECTION IN YOUR PLAN.

90	THE WAITING PERIOD HAS NOT BEEN MET FOR THIS BENEFIT. PLEASE REFER TO YOUR POLICY/CERTIFICATE.

94	THE BENEFIT RIDER WHICH COVERS THIS TYPE OF SERVICE WAS NOT SELECTED.

95	DOCTOR OFFICE VISITS ARE NOT COVERED UNDER YOUR PLAN. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

98	OPEN — FREE FORM REMARK

99	OPEN — FREE FORM REMARK

A7	ANESTHESIA BENEFITS ARE PAID AT 30% OF THE BENEFIT THAT WAS PAID TO THE SURGEON. REFER TO THE CERTIFICATE SCHEDULE PAGE.

A8	ANESTHESIA BENEFITS ARE PAID AT 30% OF THE SURGEON’S CHARGES. REFER
HM copy of Remark Codes- MA Claims Reassessment project used in 2007

Exhibit 1
Massachusetts Claims Reassessment Remark Codes

Code	Description

TO THE CERTIFICATE SCHEDULE PAGE.

AB	CHARGES ARE NOT COVERED WHEN THE CLAIMANT IS OVER OR UNDER THE AGE RESTRICTION(S) AS DEFINED BY YOUR COVERAGE.

AG	THE MAXIMUM NUMBER OF SERVICES PER CALENDAR QUARTER HAS BEEN MET. REFER TO THE CERTIFICATE SCHEDULE PAGE.

B6	THE DAILY MAXIMUM BENEFIT FOR THIS DATE OF SERVICE HAS BEEN EXHAUSTED. REFER TO THE CERTIFICATE SCHEDULE PAGE.

BI	THE INSURED PERSON’S BENEFIT RIDER WAS NOT INFORCE WHEN THIS SERVICE WAS RENDERED.

BL	WEIGHT MANAGEMENT IS NOT AN ELIGIBLE EXPENSE. REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

BM	DURABLE MEDICAL EQUIPMENT IS NOT AN ELIGIBLE EXPENSE.

BN	THIS BENEFIT IS PAID IN ACCORDANCE WITH THE MANAGEMENT OF BENEFITS.

BR	MAXIMUM ALLOWABLE BENEFITS HAVE BEEN PAID. REFER TO THE CERTIFICATE SCHEDULE PAGE.

E0	THESE CHARGES ARE NOT ELIGIBLE DUE TO YOUR PLAN’S EXCLUSIONS AND LIMITATIONS.

E2	THIS IS NOT A COVERED EXPENSE UNDER THE TESTING AND THERAPY BENEFIT. REFER TO THE RIDER FOR MORE INFORMATION.

M0	ANESTHESIA BENEFITS ARE ALLOWABLE ONLY TO THE PROVIDER ADMINISTERING ANESTHESIA.

M6	MENTAL OR NERVOUS DISORDERS WITHOUT DEMONSTRABLE ORGANIC ORIGIN ARE NOT COVERED UNDER YOUR PLAN.

M8	CHARGES FOR MANAGEMENT OF A DIFFICULT PREGNANCY ARE NOT ELIGIBLE. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

M9	THE CHARGES ARE NOT ELIGIBLE UNDER YOUR CATASTROPHIC CARE RIDER.

N3	VISION CARE SERVICES, SUPPLIES OR TREATMENT ARE INELIGIBLE REFER TO THE EXCLUSIONS AND LIMITATIONS IN YOUR PLAN.

P4	THERE IS NO COVERAGE FOR THIS SERVICE WHEN RENDERED BY AN OUT-OF-NETWORK PROVIDER.

Q1	THIS AMOUNT REPRESENTS YOUR CO-PAY / COINSURANCE PER DATE OF SERVICE.

Q2	THIS RIDER SPECIFICALLY EXCLUDES SPINAL MANIPULATIONS.

Q3	BENEFITS HAVE BEEN REDUCED BY YOUR 20% COINSURANCE.

R6	A CONDITION WHICH MANIFESTS IN THE 1ST 30 DAYS OF COVERAGE I S INELIGIBLE FOR 12 MONTHS FROM THE INSURED’S EFFECTIVE DATE
HM copy of Remark Codes- MA Claims Reassessment project used in 2007

Exhibit 1
Massachusetts Claims Reassessment Remark Codes

Code	Description

R8	THESE CHARGES WERE APPLIED TO YOUR IN-NETWORK DEDUCTIBLE.

S0	YOUR TESTING & THERAPY BENEFIT COVERS THERAPY ONLY IN RELATION TO A HOSPITAL CONFINEMENT OR SURGICAL CARE.

S1	YOUR CONTRACT LIMITS SPINAL MANIPULATIONS TO ONE PER 90 DAYS. REFER TO THE BENEFITS SECTION IN YOUR PLAN.

T0	SUPPLIES, INJECTABLES AND EQUIPMENT ARE NOT DEFINED AS A COVERED EXPENSE IN YOUR PLAN.

T1	THE 30 DAY WAITING PERIOD HAS NOT BEEN MET FOR THIS BENEFIT.

T3	THIS IS NOT A COVERED EXPENSE DUE TO THE POLICY DEFINITION OF A SICKNESS. REFER TO THE DEFINITION IN YOUR PLAN.

T8	SURGICAL PROCEDURES PERFORMED IN A DOCTOR’S OFFICE ARE NOT LISTED AS A COVERED EXPENSE ON YOUR PLAN.

T9	THIS TYPE OF SERVICE IS NOT COVERED FOR THE FIRST 6 MONTHS AFTER YOUR EFFECTIVE DATE.

TC	THESE CHARGES WERE APPLIED TO YOUR OUT-OF-NETWORK DEDUCTIBLE.

U0	NOT MEDICALLY NECESSARY AND/OR RELATED TO A SICKNESS OR INJURY.
HM copy of Remark Codes- MA Claims Reassessment project used in 2007

EXHIBIT 2
[Date]
Claim Department 9151 Boulevard 26
P.O. Box 822122
North Richland Hills, TX 76182-2 122
[name1 [address] [address]
Re: Certificate #
Dear [personalized]:
As part of a settlement and in cooperation with the Massachusetts Division of Insurance, The MEGA Life and Health Insurance Company, Mid-West National Life Insurance Company of Tennessee and The Chesapeake Life Insurance Company (“the Company”) have agreed to implement a Claim Reassessment Process (hereafter referred to as “the process”)1. The process is being conducted in an effort for you to have certain claims you feel should have been covered under your plan reassessed. However, if you believe that your claim(s) were administered according to your understanding of the coverage, you are not required to participate in the process.
The Company and the Massachusetts Division of Insurance have developed criteria in which the process will be conducted. Additionally, the process will be monitored by the Massachusetts Division of Insurance.
Please find attached to this letter a Claims Reassessment Form (hereafter referred to as “the form”). The form provides us the circumstances in which you believe your claim(s) warrant reassessment. We will rely on the information in the form when conducting a review of your claim(s). Please note, you must provide complete information in the form and details regarding why you believe a claim should be reconsidered. Forms that do not include the reasons why a claim should be reconsidered will not qualify for this Claim Reassessment Process.
The form must be completed and returned to us, post marked within 67 days from the date of this letter. Although not required, if you want to ensure your form is received on time we suggest submitting it via certified mail. After reviewing your form, if additional information is still needed in order to reassess your claim(s) we will contact you.
All claims considered under the process will be administered according to the deductible, co-insurance and co-payments set forth in the certificate of insurance you had in force at the time of the claim.
The Company will make a decision regarding your claims within 60 days from receipt of your form. Once our review is completed, we will notify you of the decision and if any additional benefits were considered for processing.
We recognize that you may not be able to recall the details of your claim(s). If you require additional information or assistance please contact us at [X-XXX-XXX-XXX], and the Company may be able to provide more detail regarding the denied claims.
We appreciate this opportunity to serve your insurance needs.
Sincerely,

[1]	A copy of the agreement is available on the Division of Insurance’s web site at www.mass.gov/doi
HM 08/04/09

EXHIBIT 2
[Signature]
Reassessment Letter Number: XXXX
HM 08/04/09

EXHIBIT 3
MASSACHUSETTS CLAIM REASSESSMENT FORM

Name: John Doe	Certificate Number: xxxxxxxxxxx
The following information is required in order to go through the Claim Reassessment Process.
1.	In order to have your claims considered under the process, you must provide the specific details as to why you believe you had coverage under your plan for a claim that was denied.

Please indicate what type of benefit you felt should have been covered under your plan below. Please print and include specific details. Forms that do not include the reasons why a claim should be reconsidered will not qualify for this Claim Reassessment Process.
☐ Child Well Care/Routine Care/Physicals

☐ Outpatient Lab/X-Ray

☐ Office visits for sickness/illness       ☐ No limitation on number of office visits

☐ Benefits not subject to ☐ deductible ☐ co-insurance ☐ maximum limitations

☐ Other
I thought I had specific coverage for:

REASSESSMENT LETTER NUMBER: XXXX 8-4-09

EXHIBIT 3
MASSACHUSETTS CLAIM REASSESSMENT FORM
2.	During the sale presentation, the Company’s agent reviewed a brochure explaining the insurance coverage with me. ☐ Yes ☐ No ☐ I do not recall

3.	I was provided a copy of the brochure explaining my health insurance plan when I applied for coverage with the Company. ☐ Yes ☐ No ☐ I do not recall

4.	I read the Certificate of Insurance’s benefit exclusions, limitation and/or benefit maximums before initiating the health care treatments for the claims subsequently denied by the Company.
☐ Yes ☐ No ☐ I do not recall
We recognize you may not be able to recall the details of your claims and the Company may be able to assist you. Please call toll free [xxx-xxx-xxx] to speak to a Company representative if you need assistance or have any questions about the completion of this form

Name (Please Print)	Signature

Date:	Daytime contact number

Please mail this form to:
     Address 1
     Address 2
     City, State Zip
     Attention: XXX
REASSESSMENT LETTER NUMBER: XXXX 8-4-09

Exhibit 4-Massachusetts Reassessment Process
1.	In order to obtain the required data set for the initial reassessment letters the Company will carry out the following steps:
a.	Identify the population of Massachusetts certificate holders with certificates issued during the designated time frame; and

b.	Conduct an analysis to determine if those certificate holders received a Benefit Confirmation Program (“BCP”) telephone call or letter; and

c.	Of those certificate holders who did not receive a telephone call or letter, the Company will conduct an analysis of those certificate holders’ claims to determine if any were denied in whole for the specified remark codes as listed in Exhibit 1; and

d.	Based on the set criteria for the reassessment process, which will be submitted to and reviewed by the Division, the Company will generate a listing of the final reassessment population; and

e.	Organize up to three mailings (as necessary)* and a final mailing, all including a self-addressed unstamped envelope.
The estimated time to complete the above steps would be 60 days to complete the initial mailing.
2.	Returned mail
a.	Receipt of return mail is logged and date stamped.

b.	Company’s procedures for returned mail will be followed.

c.	Research is done to obtain a valid address.

d.	For certificate holders whose initial mail notice is undeliverable and for whom the Company is unable to locate a new address, the Company will utilize external resources to try and locate a valid address.

e.	All returned mail that the Company subsequently locates a valid address will be resent in the final mailing. The Company will send a file of persons with invalid addresses to the Division so that the Division can work with other entities to obtain more current addresses for the final mailing.

f.	A reassessment letter will be sent in the final mailing to those certificate holders for whom an updated address is obtained.
3.	On coverage that was issued on or after May 15, 2009
a.	The Company will generate a report to identify those claimants with certificates issued on or after May 15, 2009 that did not receive a BCP call or letter and who had claims denied in whole for the specified remark codes.

b.	A reassessment letter will be sent in the final mailing for those certificate holders with certificates issued on or after May 15, 2009 and who did not receive a BCP call or letter and who had claims denied in whole for the specified remark codes.
4.	The following steps will be included in the reassessment process:

*	Conducting three (3) separate mailings will allow Company resources to focus on the reassessment efforts within the set time frames.

HM/Corporate Compliance/VAD

Exhibit 4-Massachusetts Reassessment Process
First Step:
Upon receipt of all forms and correspondence from a respondent an initial team (Triage Team) will review. This team will review the documents received and determine next course of action.
a.	If item 1 of the form is blank — If information as to why the certificate holder believed certain claims should have been covered under their plan was not provided, as instructed in the form, the certificate holder will be sent a letter stating they do not qualify for the process.

b.	If form is not signed — A requirement to participate in the process is to sign the form; if the form is not signed the form will be returned to the certificate holder requesting a signature. If a signed form is not sent postmarked from the certificate holder within 30 days a letter will be sent to the certificate holder stating they do not qualify for the process.

c.	If a form is postmarked after 67 days from the date the Company mailed the notice, a letter will be sent to the certificate holder stating they do not qualify for the process.
Second Step:
After the first step is completed all remaining correspondence will be sent to a second team (Qualifying Team) to review and determine the next course of action. This team will be responsible for determining if the certificate holder qualifies for the process, does not qualify for the process or if further review is required.
a.	Forms lacking specific detail — For forms that do not provide the specific information as to why the certificate holder believed certain claims should have been covered under their plan, a letter will be sent to the certificate holder advising that the Company requires additional information in order to consider claims for the process. The letter will instruct the certificate holder to submit the additional information postmarked within 37 days from the date of the letter. If the additional information is not postmarked within 37 days, the Company will send a final letter to the certificate holder stating they do not qualify for the process.

b.	Clarification needed — Forms that provide a reason as to why the claim should be reconsidered but may need additional detail or information to complete the process will undergo a clarification process. The Company will initiate contact with the certificate holder. If after three attempts the certificate holder does not respond a letter will be sent advising that the Company requires additional information in order to consider claims for the process. The letter will instruct the certificate holder to submit the additional information postmarked within 37 days from the date of the letter. If the additional information is not postmarked within 37 days, the Company will send a final letter to the certificate holder stating they do not qualify for the process.

c.	Case is qualified for the process — Forms that provide the specific information as to why the certificate holder believes certain claims should have been covered under their plan will be accepted for reconsideration of the claim.

d.	Review with the Massachusetts Division of Insurance is required — For unique situations which may fall outside of the criteria described above, the Company will

*	Conducting three (3) separate mailings will allow Company resources to focus on the reassessment efforts within the set time frames.

HM/Corporate Compliance/VAD

Exhibit 4-Massachusetts Reassessment Process
convene a call with the Massachusetts Division of Insurance to discuss the case and come to an agreed solution on how to resolve the case. Both parties will work to schedule such calls to ensure that the time-frames for the reassessment process are met.
Third Step:
After the second step is completed, those cases where certificate holders qualify for the process will be sent to a third team (Claims Review Team). The Claims Review Team will review the certificate holders claims that were denied in total for services related to the specific information the certificate holder stated on the forms.
Fourth Step:
After all claims for the certificate holder are identified as requiring reprocessing, the information will be provided to a fourth team (Claims Remediation Team). The Claims Remediation Team will complete the following steps:
a.	Reprocess all applicable claims

b.	Issue all applicable checks, Explanations of Benefits (EOB) and final letters
5.	The Company will maintain records and will submit reports beginning in November 2009 to the Division regarding the remediation process and its results. Reporting will continue through the end of the claims reassessment process.
a.	The following elements will be included in the record documentation:
i.	The Company will maintain the original data set for all mailings.

ii.	The Company will image all documentation to and from the insured/claimant.

iii.	The Company will maintain a secure image of all documentation related to the reassessment process.
b.	The report will include the information in a format approved by the Division. Reporting will be provided monthly or less frequently as agreed with the Division.

*	Conducting three (3) separate mailings will allow Company resources to focus on the reassessment efforts within the set time frames.

HM/Corporate Compliance/VAD